Twelfth Annual Investor Conference November 16, 2011 New York, NY Exhibit 99.1 © 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc. 2
Forward-Looking Safe Harbor Statement
This presentation  contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to fiscal 2012 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,”
“will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the
Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and divestitures or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the
Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures.  Adjusted EBITDA excludes certain non-cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures.  The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Company’s most recent earnings release, which can be found on our website at www.mc.com/investor.

Agenda
•
Corporate Overview
Mark Aslett, President & CEO
•
Keynote: General James E. Cartwright, USMC (Ret)
Former Vice Chairman, US Joint Chiefs of Staff
•
Coffee Break (15 min)
•
Advanced Computing Solutions (ACS)
•
Mercury Federal Systems (MFS)
•
Financial Review
•
Closing Remarks / Q&A
© 2011 Mercury Computer Systems, Inc. 3

Introducing Mercury Computer Systems
•
MRCY on NASDAQ
•
Real-time digital image,
signal and sensor processing
•
Commercial-item company
unique business model
•
Focused on DoD priorities
•
Deployed on ~300 programs
with 25+ Primes
•
$229M FY11 revenues;
18% Adj. EBITDA margin;
600+ employees
•
Defense revenue ~80% and
61% growth FY07 to FY11
© 2011 Mercury Computer Systems, Inc.
Best-of-breed provider of open, commercially developed
application ready and multi-INT subsystems for the ISR market
4

© 2011 Mercury Computer Systems, Inc. 5
The Mercury Board of Directors
Vincent Vitto
Chairman of the Board;
Retired President & CEO, Draper Labs
George K. Muellner
Retired President, Advanced Systems for Integrated
Defense Systems, Boeing;
Former Principal Deputy, Office of the Assistant
Secretary of the Air Force for Acquisition
William K. O’Brien
Former Global Managing Partner,
PricewaterhouseCoopers (PwC)
Michael A. Daniels
Retired Sector Vice
President, SAIC;
Former Chairman & CEO,
Network Solutions
James K. Bass
Retired President &
CEO, Piper Aircraft
George W. Chamillard
Retired Chairman & CEO, Teradyne Inc.
Lee C. Steele
Partner, Tatum, LLC
Mark Aslett
President & CEO
Donald M. Kerr
Former Principal Deputy Director of
National Intelligence;
Former Deputy Director for Science and
Technology, CIA
Admiral Edmund P.
Giambastiani, Jr.
US Navy (Ret.);
Former Vice Chairman
US Joint Chiefs of Staff;
Former Commander, US Joint Forces Command;
Former NATO First Supreme Allied Commander
Transformation
Mercury Federal
Board of Directors

FY11 in review (June ending)
•
Highest annual defense revenue in MRCY history
14% growth in defense revenue
22% growth in defense bookings
144% growth in defense design win 5-year value
50% of new design wins service led / outsourcing
•
44% growth in GAAP operating income
•
37% growth in Adj. EBITDA
•
100% growth in operating cash flow
•
Successful $99M follow-on stock offering
© 2011 Mercury Computer Systems, Inc. 6

•
GFY11 defense spend $526B
plus $159B OCO
•
GFY12 President defense
request $553B plus
$118B OCO
•
Bipartisan committee
tasked with finding $1.2T
of savings by Nov 23
•
Two chambers approve
‘up or down’ by Dec 23
•
2-stage approach to cuts
Lower overall defense spending suggests a more
challenging and competitive industry environment
© 2011 Mercury Computer Systems, Inc.
526.0
553.0
570.7
586.4
598.2
610.6
621.6
632.8
644.1
655.7
667.5
300
350
400
450
500
550
600
650
700
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
DoD Base Budget ($B)
2012 Presidential Budget Request
2012 Budget Request
7

•
Stage 1 of debt deal reduces
defense spending growth
$350B over 10 years
•
Short-term growth slides
right two years
•
Defense spending flat in
GFY12 and GFY13 at $526B
•
Request reduced by $27B
in GFY12 and $44B in GFY13
•
Defense spending expected
to grow longer term
Stage 1 of debt deal slides growth 2 years
© 2011 Mercury Computer Systems, Inc.
8
553.0
570.7
586.4
598.2
610.6
621.6
632.8
644.1
655.7
667.5
526.0
526.0
526.0
552.0
564.0
576.0
587.0
598.0
610.0
621.0
635.0
300
350
400
450
500
550
600
650
700
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
DoD Base Budget ($B)
Stage 1 Debt Deal
2012 Budget Request Stage 1 Debt Ceiling

•
Stage 2 focus on increased
revenue, cuts to mandatory
and discretionary spending
•
Cuts equal delta between
$1.2T and what is approved
•
If no deal, mandatory cuts.
Defense 50% of cuts
•
‘Worst’
case¹: Defense
reduced by ~$50B per year
beginning GFY13
•
New Congress and President
can change previous law
Stage 2 of debt deal could result in deeper cuts in
near term and overall slower growth
Note: 1. Interest on the debt (calculated at 18% of the delta) is also removed from this calculation
9
© 2011 Mercury Computer Systems, Inc.
553.0
570.7
586.4
598.2
610.6
621.6
632.8
644.1
655.7
667.5
526.0
552.0
564.0
576.0
587.0
598.0
610.0
621.0
635.0
526.0 526.0
476.0
502.0
514.0
526.0
537.0
548.0
560.0
571.0
585.0
300
350
400
450
500
550
600
650
700
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
DoD Base Budget ($B)
Stage 2 Debt Deal – Worst Case
2012 Budget Request Stage 1 Debt Ceiling Stage 2 Debt Ceiling

10
•
Restore affordability to defense goods and services
•
Provide capabilities we need with the dollars we can afford
•
Shorten procurement and upgrade cycles
•
Obtain greater efficiency,  affordability and productivity
•
Avoid program turbulence and maintain industry base
© 2011 Mercury Computer Systems, Inc.
The changes could create more opportunity for Mercury
Defense procurement reform is well underway and its
effects are being felt across the industry
10

© 2011 Mercury Computer Systems, Inc. 11
Mercury investment highlights
Pure-play C4ISR and defense electronics company entrenched
on a diverse mix of programs aligned with DoD priorities
Pure-play C4ISR and defense electronics company entrenched
on a diverse mix of programs aligned with DoD priorities
Best-of-breed provider of specialized sensor processing
subsystems to large defense Primes targeting platform upgrades
Best-of-breed provider of specialized sensor processing
subsystems to large defense Primes targeting platform upgrades
Increased ISR usage, shift to onboard processing and exploitation and evolving threats driving greater demand for Mercury solutions
Increased ISR usage, shift to onboard processing and exploitation and evolving threats driving greater demand for Mercury solutions
Well positioned to benefit from DoD procurement reform, which is driving increased outsourcing by the large defense Primes
Well positioned to benefit from DoD procurement reform, which is driving increased outsourcing by the large defense Primes
Well-defined strategy with a demonstrated track record of
double-digit defense revenue growth and improved profitability
Well-defined strategy with a demonstrated track record of
double-digit defense revenue growth and improved profitability
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions
Leading Market
Position
Differentiated
Capabilities
Favorable Macro
Industry Trends
Unique Business
Model
Proven
Management
Team
Well Positioned
for Growth

© 2011 Mercury Computer Systems, Inc. 12
Mercury’s vision
Transform Mercury’s profile and market
position from a commercial item vendor to
the Primes to a “National Asset” and critical
component of the Prime, DoD and
Intelligence Community industrial base for
affordable Intelligence, Surveillance and
Reconaissance subsystems and capabilities
Best-of-breed provider of open, commercially developed
application ready and multi-INT subsystems for the ISR market

Mercury has strategically positioned its business to grow
Growth strategy summary
1. Expand our capabilities and offerings along sensor chain
2. Expand market presence within defense electronics
3. Continue to grow our customer and program base
4. Capitalize on Prime outsourcing / supply chain consolidation
5. Acquire complementary companies
13
© 2011 Mercury Computer Systems, Inc.

Historically, Mercury focused on one element of sensor chain We are the leader in high-performance embedded computing RACE++ Boards From © 2011 Mercury Computer Systems, Inc. 14

We now view our market opportunity as providing end-to-end
open sensor processing subsystems – a much larger opportunity
We are systematically growing our capabilities, services and offerings along the sensor chain organically and by acquisition
Services and Systems Integration
To
RACE++ Boards
From
Open Sensor Processing Subsystems
© 2011 Mercury Computer Systems, Inc. 15

We are an outsourcing partner to the Primes as they seek the rapid development of more affordable sensor processing solutions
© 2011 Mercury Computer Systems, Inc.
16
•
Industry-leading technology
•
Advanced size, weight and
power design and packaging
•
Ruggedized for deployment;
production volume ready
•
Industry-leading application
middleware protects
customer investment
•
Best performance available
using open standards
•
High barriers to entry
Mercury has evolved its business model from ‘COTS’
boards to best-of-breed open sensor processing solutions

Mercury has strategically positioned its business to grow
Growth strategy summary
1. Expand our capabilities and offerings along signal chain
2. Expand market presence within defense electronics
3. Continue to grow our customer and program base
4. Capitalize on Prime outsourcing / supply chain consolidation
5. Acquire complementary companies
© 2011 Mercury Computer Systems, Inc. 17

© 2011 Mercury Computer Systems, Inc. 18
Total defense electronics FY11 forecast
Source: The Teal Group
38,277
39,507
40,354
41,725
42,811
10,737
11,586
11,812
12,130
12,362
6,755
6,722
6,910
7,158
7,428
7,646
8,231
8,624
8,894
9,231
9,169
8,941
8,796
9,307
9,459
1,510
1,557
1,622
1,626
1,611
2,460
2,470
2,590
2,610
2,720
FY11 FY12 FY13 FY14 FY15
World Defense Electronics Funding
Available to the US
FY11-FY15 ($M)
C4I EO/IR EW Radar Sonar Other
10,737
28%
6,755
18%
7,646
20%
9,169
24%
1,510
4%
2,460
6%
World Defense Electronics Funding
Available to the US FY11 ($M)
Total $39B
C4I EO/IR EW Radar Sonar Other

Today’s threats are more challenging than ever
•
Radar: smaller, faster
targets; new technologies
•
EW: new and rapidly
evolving threats
•
EO/IR: leap in imaging detail,
onboard exploitation and
real-time tactical access
•
C4: Net-centric command,
control and collaboration
•
Explosion in sensors and
overwhelming data
•
Time to relevant information
is critical
© 2011 Mercury Computer Systems, Inc.
19
Causing greater demand for Mercury’s solutions and capabilities

© 2011 Mercury Computer Systems, Inc. 20
Mercury’s traditional market was narrowly defined
as airborne radar processing …
... limiting our growth potential within the C4ISR market
C4ISR
IMINT C4I RADAR EW EO/IR

© 2011 Mercury Computer Systems, Inc. 21
Since then, we have systematically broadened our
addressable market within C4ISR …
… by investing in new products and capabilities
C4ISR
© 2011 Mercury Computer Systems, Inc. 21
C4I RADAR EO/IR EW

Mercury has strategically positioned its business to grow
Growth strategy summary
1. Expand our capabilities and offerings along signal chain
2. Expand market presence within defense electronics
3. Continue to grow our customer and program base
4. Capitalize on Prime outsourcing / supply chain consolidation
5. Acquire complementary companies
22 © 2011 Mercury Computer Systems, Inc.

We are deployed on 300+ programs with 25+ Primes
RADAR EW EO/IR – C4I
© 2011 Mercury Computer Systems, Inc. 23
F-16
Guardrail
F-16
F-35 Predato
r
Reaper
Gorgon Stare
BAMS
Global Hawk
Global Hawk
F-35
Patriot
JCREW 3.3
ADAS
AEGIS
AEGIS Ashore
SEWIP
Shadow

© 2011 Mercury Computer Systems, Inc. 24
FY13 program growth driver update
JCREW: Counter-IED
LRIP up to 1,350 systems beginning GFY13
Patriot: Missile Defense
Potential U.S. Army upgrades beginning in GFY13
Aegis: Ballistic Missile Defense
Well-defined upgrade provides foundational revenue
SEWIP: Naval Electronic Warfare
LRIP begins GFY13
Gorgon Stare: Wide-area airborne surveillance
Received $18M for Increment 2 development

25
Mercury has strategically positioned its business to grow
Growth strategy summary
1. Expand our capabilities and offerings along signal chain
2. Expand market presence within defense electronics
3. Continue to grow our customer and program base
4. Capitalize on Prime outsourcing / supply chain consolidation
5. Acquire complementary companies
25
© 2011 Mercury Computer Systems, Inc.

26
As a subsystems company, we are ideally suited to help the
Primes reduce costs and reengineer their supply chains
Primes retaining platform system design & integration
RF component
/ assembly consolidation
•
Reduce risk given firm-fixed
price contracts
•
Address high-fixed cost
operating model
•
Increase success rate on new
programs and production
recompetes
•
Develop differentiated, more
affordable solutions with fewer
internal R&D dollars
•
Compress upgrade development
and deployment cycles
•
Consolidate supply base at
subsystem level
Mercury has strategically positioned its business to help
Embedded
computing consolidation
Primes reducing in-house engineering while
consolidating supply chain for subsystem
design & integration
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc. 27 COTS is approximately 8% of defense electronics market Prime Defense Electronics, $39B, 92% COTS, $3.2B, 8%

© 2011 Mercury Computer Systems, Inc. 28
Outsourcing could substantially increase our market
opportunity even with defense spending cuts
10% additional outsourcing
doubles our market opportunity
25% additional outsourcing
quadruples our market opportunity
Prime
Defense
Electronics,
$39B, 92%
COTS,
$3.2B, 8%
Prime
Defense
Electronics,
$35.1B, 83%
Existing
COTS, $3.2B,
8%
Additional
Commercial
Outsourcing,
$3.9B
9%
Prime
Defense
Electronics,
$29.3B, 69%
Existing
COTS, $3.2B,
8%
Additional
Commercial
Outsourcing,
$9.8B
23%

Mercury has strategically positioned its business to grow
Growth strategy summary
1. Expand our capabilities and offerings along signal chain
2. Expand market presence within defense electronics
3. Continue to grow our customer and program base
4. Capitalize on Prime outsourcing / supply chain consolidation
5. Acquire complementary companies
© 2011 Mercury Computer Systems, Inc. 29

30
Acquisition strategy looking to strengthen capabilities,
as well as intersect and exploit key trends in defense
• RF marketplace remains fragmented despite
recent acquisitions
–
Hundreds of suppliers focused on niche
components, sub-assemblies
–
Rely on Primes for systems expertise
• EW likely to buck trend in defense cuts
–
US falling behind peer and near-peer threats
–
Need new subsystems to better manage electronic
de-confliction in the battlefield
• Procurement reform and budget outlook
forcing Primes to outsource and divest assets
–
Supplier consolidation: creating growth
opportunities for best-of-breed companies
–
Downsizing: opening up opportunities to provide
complete subsystems
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc. 31
Exploitation
and
Fusion
Tailored feeds
directly to field
forces
RF acquisition targets:
RF transmitters / receivers
Power amplifiers
Synthesizers
DRFM
Mission
Computing
and
Embedded
Security
We are developing capabilities organically and are
looking to supplement that through acquisitions
ACS and MFS Acquisition Target Areas
We view our market opportunity as providing end-to-end,
open sensor processing subsystems to the Primes

32
Supplement organic growth and capability via
complementary acquisitions
Acquisition Case Study: LNX
•
•
•
•
• Driving growth through acquisition
–
Grow ACS in ISR and EW markets by adding
capabilities along sensor processing chain
–
MFS acquire multi-INT exploitation capability
and channel to intelligence community
–
Add Mercury content and services to existing
and future defense and intelligence programs
• Focus on the following characteristics:
–
Private; low tens of millions revenue to start
–
Demonstrated profitability and growth
–
Accretive on a cash basis within 12 months;
GAAP EPS accretive within reasonable period
• Proprietary pipeline of targets
–
Attractive destination for target companies
© 2011 Mercury Computer Systems, Inc.
World-class supplier of next-
generation RF receivers for
signals and communications
intelligence and electronic
warfare applications
Increased content on
JCREW 3.3 by over 40%
Acquired on Jan. 12, 2011,
for $31 million, plus up to a
$5 million earn-out
LNX FY10 revenue $14M,
EBITDA >15%, 65 employees

33
Positioned for growth in a changing industry
•
Focused on the right defense market segments
•
Well positioned on key programs and platforms
•
Capabilities help address today’s and tomorrow’s threats
•
Business model aligned with defense procurement reform
•
Outsourcing partner to the Primes for sensor subsystems
•
Strong defense revenue growth and improved profitability
•
Pursuing complementary acquisitions to accelerate growth
© 2011 Mercury Computer Systems, Inc. 33

© 2011 Mercury Computer Systems, Inc. 34
Agenda
•
Corporate Overview
•
Keynote: General James E. Cartwright, USMC (Ret)
Former Vice Chairman, US Joint Chiefs of Staff
•
Coffee Break (15 min)
•
Advanced Computing Solutions (ACS)
•
Mercury Federal Systems (MFS)
•
Financial Review
•
Closing Remarks / Q&A

© 2011 Mercury Computer Systems, Inc. 35
Agenda
•
Corporate Overview
•
Keynote:  General James E. Cartwright, USMC (Ret)
Former Vice Chairman, US Joint Chiefs of Staff
•
Coffee Break (15 min)
•
Advanced Computing Solutions (ACS)
–
Didier Thibaud, SVP and GM, ACS business unit
•
Mercury Federal Systems (MFS)
•
Financial Review
•
Closing Remarks / Q&A

36
Advanced Computing Solutions (ACS)
•
Providing Application Ready
Subsystems to Primes for
C4ISR applications
•
Leverage technologies
across market segments
•
Optimized performance
with SWaP innovation
•
Quick Response Capabilities
(QRC) service offerings
•
Defense 12% CAGR,
Radar 29% CAGR,
EO/IR 28% CAGR
•
Key programs driving growth
Defense 57% growth (12% CAGR) since FY07
111
130
141
151
174
89
58
44
42
50
0
50
100
150
200
250
FY07 FY08 FY09 FY10 FY11
ACS Revenue ($M)
Defense Commercial
188
185
194
224
200
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc.
Aegis ballistic missile defense: SPY-1 BMD Radar
•
Countering rogue nations’
ballistic missile threats
•
Highest performance radar
processor Application Ready
Subsystem
•
19 ship sets booked FY08-11
•
$24M booked in FY11,
$60M+ booked to date
•
Additional 35 ship sets
scheduled through GFY16
•
AMDR pushout likely
•
Additional upside
37
Mercury’s largest single program in production to date

38
Patriot missile defense: Next generation ground radar
•
Services-led design win –
Prime outsourcing example
•
Sophisticated radar processor
Application Ready Subsystem
•
Production awards received
to date: $36M
–
UAE, Taiwan, Saudi Arabia
•
Potential future FMS awards
–
Up to 15 countries
•
MEADS cancellation
•
Major growth potential
beginning in GFY13 with
US Army Patriot upgrade
© 2011 Mercury Computer Systems, Inc.
Program in production; FMS and US Army upgrade driving growth

39
SEWIP Block 2: Countering new emerging peer threats
•
Naval surface fleet EW
upgrade: 149 ships
•
Delivered best-of-breed EW
Application Ready Subsystem
•
Moving from EMD phase to
LRIP in next 12 months
•
Production begins GFY15
•
Upside opportunities with
Block 1 upgrade and Block 3
Strong partnership with Prime driving Mercury content expansion
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc.
JCREW 3.3: Joint services CIED program of record
•
Software defined jammer to
defeat roadside bombs
–
Signal processing & RF tuners
•
Previous generations high-
volume ground mobile
–
JCREW 2.1: 25,000 systems
–
JCREW 3.2: 5,000 systems
•
JCREW 3.3 pre-solicitation:
–
Currently EMD phase
–
ITT sole source
–
LRIP up to 1,350 systems
beginning GFY13
•
SAC cancelled IEWS in favor
of JCREW 3.3
40
Potentially the largest program Mercury has won to date
Note: Mercury not involved in JCREW 2.1 and 3.2

41
FY13 program growth driver update
JCREW: Counter-IED
LRIP up to 1,350 systems beginning GFY13
Patriot: Missile Defense
Potential U.S. Army upgrades beginning in GFY13
Aegis: Ballistic Missile Defense
Well-defined upgrade provides foundational revenue
SEWIP: Naval Electronic Warfare
LRIP begins GFY13
41 © 2011 Mercury Computer Systems, Inc.

Winning programs in new markets
Note: Potential is 5-year probable value based on customer-supplied information at time design win awarded.
Actual program value may be higher or lower.
•
Prime outsourcing
•
Technology leadership:
–
Open subsystem architecture
–
Modular building blocks
–
Unique integrated RF:IF
–
Server-class Intel designs
–
GPGPU advanced onboard
exploitation processing
–
High-density / high-speed
sensor interfaces
–
Major packaging innovation
•
Advanced middleware
enabling concurrent
engineering
173
222
229
504
67
51
25
10
32
104
85
82
52
29
108
353
22
38
11
59
0
50
100
150
200
250
300
350
400
450
500
FY08 FY09 FY10 FY11
ACS Design Win Growth by Market
FY08–FY11 ($M)
Other Defense EW Radar Commercial
© 2011 Mercury Computer Systems, Inc. 42

43
•
History of success with
Northrop Grumman fighter
radars F-16, F-22, B1B, F-35
•
Potential 1,500-2,000
F-16 radar upgrades
•
Design win with NGC SABR
new AESA radar with
OpenVPX product line
•
NGC just received export
license enabling FMS
•
Target FMS first then USAF
and National Guard
43
© 2011 Mercury Computer Systems, Inc.
F-16 SABR AESA Radar upgrade
New Radar design win
Well positioned in the highest volume fighter Radar upgrade

© 2011 Mercury Computer Systems, Inc.
•
Infrared multi-sensor, 360
o
situational awareness
•
Improve effectiveness and
safety at low altitude or
poor visibility
•
Raytheon awarded $14M to
productize ADAS technology
•
Mercury selected for image
processing subsystem
•
Targeting upgrades for
UH-60 helicopter fleet
44
Advanced Distributed Aperture System (ADAS)
New EO/IR design win
New Intel-based product line driving new market opportunities

•
Provides real-time access to
multi-INT information
•
Enables seamless operations
across air, ground and
maritime domains
•
Platform / sensor-agnostic
open, scalable architecture
•
Supports multi-sensor
requirements for UAS,
mobile and fixed ground
•
Enabler of Army PM-UAS
FUSE roadmap
© 2011 Mercury Computer Systems, Inc.
45
IT T Exelis/FELCO: Onboard exploitation for Army UAVs
New EO/IR design win
Expected to drive new opportunities in FMV and WAAS

© 2011 Mercury Computer Systems, Inc. 46
New market opportunities in CyberINT processing
•
Cyber Intelligence processing
technology demonstrator
•
High-bandwidth
network analysis
•
Unique balance of high-
performance, real-time
processing and I/O
•
Architecture fully leveraged
from Radar and EO/IR
•
Most Primes are targeting
Cyber Intelligence
46
Leveraged technology driving new growth opportunities

Summary – Well positioned for growth
•
Positioned well on key programs and platforms
•
Unique and differentiated products and capabilities
•
Outsourcing partner to Primes for sensor subsystems
•
Capabilities in RF will help drive expansion in EW market
•
Design wins ramping up in FY13: JCREW 3.3, SEWIP, Patriot
•
Pursuing complementary acquisitions to accelerate growth
47
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc. 48
Agenda
•
Corporate Overview
•
Keynote: General James E. Cartwright, USMC (Ret)
Former Vice Chairman, US Joint Chiefs of Staff
•
Coffee Break (15 min)
•
Advanced Computing Solutions (ACS)
•
Mercury Federal Systems (MFS)
–
Paul Monticciolo, General Manager
•
Financial Review
•
Closing Remarks / Q&A

© 2011 Mercury Computer Systems, Inc. 49
Source: US DoD C4ISR Market, Frost & Sullivan, June 2010; Mercury analysis
Electronic
Warfare
Information
Operations
Focus on COMINT and
IMINT. Cross cueing
and interoperability for
target geolocation.
Tactical and strategic
computing supporting
all source intelligence
with multi-level access.
Robust human and
cultural collection
and reporting. Fused
all-source data.
Everything and
everybody is a
sensor and a
network node.
Emphasis on ground-
based EW systems.
Advancements in
electronic attack and
counter-measure
technologies.
Counters to potential
peer threats: anti-ship
missiles, torpedoes and
anti-aircraft missiles.
Smart, agile
waveforms and
frequency
management.
2010 2015 2025 2030 2020
US DoD C4ISR: Technology roadmap and trends 2010-2030
MFS ISR system & algorithm implementation expertise provides opportunities in the growing ISR marketplace
Surveillance and
Reconnaissance
Limited  onboard
exploitation and
dissemination. Minimal
automatic multi-INT
fusion.
Modular multi-INT
payload systems.
Smart, autonomous
collection, analysis,
dissemination.
= in market today = possible new market
Intelligence

© 2011 Mercury Computer Systems, Inc. 50
Source: US DoD C4ISR Market, Frost & Sullivan, June 2010; Mercury analysis
Computers
Tactical
Communications
Embedded COTS (Intel,
GPUs, FPGAs) for
tactical users. Shift to
more open integrated
subsystems.
Wearable,
networked cognitive
computers with light
weight long lasting
batteries.
Interoperable global
intranet. Merging of
onboard processors
with mission
computers.
Platform-to-platform
interoperability with
more machine
intervention.
Seamless COTS-based
software defined radio.
Apps to “pull’
information as needed.
Ubiquitous cognitive
radios, multi-level
access and security.
2010 2015 2025 2030 2020
US DoD C4ISR: Technology roadmap and trends 2010-2030
MCS & MFS well positioned given our capabilities and programs
Command and
Control
Resource management
controlled from
distributed common
ground / surface
systems.
Various RF radios and
networks, most with
inadequate bandwidth.
Interim software
defined radio, wireless
IP networks.
Open HW & SW
architectures. Increased
capabilities in smaller
form factors for onboard
exploitation and
dissemination.
= in market today = possible new market

Mercury Federal Systems: Vision and approach
•
Expertise in CONOPS,
architectures, and onboard
PED processing
•
Implementation of
classified applications
•
Emphasis on use of
application-ready
subsystems critical to
ISR market
•
Team to force-multiply
Mercury’s expertise
•
Organic and acquisition-
based growth
On-board Processing, Exploitation,
and Dissemination (PED)
IMINT
Layered Networked ISR Sensor & PED Systems
Platform-Ready
ISR Subsystem
Application-Ready
Subsystem
Classified IP
Understanding
Knowledge
Information / Fusion
Signal Processing
SIGINT OSINT HUMINT MASINT MOVINT
© 2011 Mercury Computer Systems, Inc. 51

MFS Focus: Porting Prime/Gov’t sensing and exploitation IP…
•
Implement novel ISR
IP onboard to create
actionable intelligence
-
Exploitation techniques
-
Multi-INT fusion
-
Autonomous control
-
Sensor signal processing
•
Map gov’t classified IP onto
open standards-based ACS
processor architecture
to meet onboard SWAP
constraints
… onto our commercially developed sensor processing subsystems
Commercially Developed
Application Ready Subsystem
ACS
HW
Middleware
HW HW
Operating System
MFS
Primes
Intelligence Community
Primes
Classified IP
ISR Sensor Processing
Subsystem with Prime or
Gov’t classified Algorithm / IP
HW
Middleware
HW HW
Operating System
© 2011 Mercury Computer Systems, Inc. 52

Migrating ground multi-INT processing on board platforms
Value of timely onboard
processing-based results:
•
•
“ The real trick in the analyst’s
area is automation. We have a
person watching every soda
straw. It is a manpower
intensive way to do this, and
there is a better way.”
Gen. Norton Schwartz,
USAF Chief of Staff
C4ISR Journal, September 2011
53
Tactical Airborne
Sensing Modalities
• EO/IR
• SIGINT
• Radar
• Hyperspectral
• Special Sensors
Network
Comms
© 2011 Mercury Computer Systems, Inc.
Warfighters and analysts
quickly turn information into
actionable intelligence
Reduces communication link
bottlenecks

Gorgon Stare Increment 1
•
Successfully fielded quick
reaction capability system
– Image processor and
onboard storage
– Wide-area and narrow
field-of-view imagery
– Multiple operational
flight systems
– $10.6M total program revenue
through Q1 FY12
•
Received prestigious
Geospatial Intelligence
Foundation and C4ISR
Journal Big 25 Top
Sensor awards
•
Potential upside:
– Additional flight systems
– Full life-cycle support
– DHS, FMS
54
Validation of MFS/ACS vision and approach
© 2011 Mercury Computer Systems, Inc.

Gorgon Stare Increment 2
New program win
•
Increment 2
–
Total contract potential
$22-26M
–
$18M booked H1 FY12
–
Quick reaction capability;
delivery in 18 months
–
New onboard processor
and  storage for advanced
wide area sensors
–
Potential upside: flight
systems and spares
•
Future Increments to GFY18
–
Processor upgrades
–
Onboard multi-INT fusion
–
PED improvements
Several opportunities for growth over the next 3-6 years
55
© 2011 Mercury Computer Systems, Inc.

MFS positioned to grow ISR-based business and provide
alternative DCAA channels for increased MCS revenues
MFS growth strategy summary
•
Win future Gorgon Stare increments
•
Leverage ACS application-ready subsystems
•
Develop onboard exploitation capabilities
•
Enable Prime multi-INT program wins
•
Acquire exploitation and IC-focused companies
56
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc. 57
Agenda
•
Corporate Overview
•
Keynote:  General James E. Cartwright, USMC (Ret)
Former Vice Chairman, US Joint Chiefs of Staff
•
Coffee Break (15 min)
•
Advanced Computing Solutions (ACS)
•
Mercury Federal Systems (MFS)
•
Financial Review
–
Bob Hult, CFO
•
Closing Remarks / Q&A

Strong bookings growth and rebuilding backlog
© 2011 Mercury Computer Systems, Inc.
58
107
145
174
143
173
63
54
35
63
29
0
50
100
150
200
250
FY07 FY08 FY09 FY10 FY11
Mercury Bookings ($M)
Defense Commercial
170
199
210
206
202
58
67
94
77
81
12
11
4
28
5
0
20
40
60
80
100
120
FY07 FY08 FY09 FY10 FY11
Mercury Ending Backlog ($M)
Defense Commercial
70
78
98
105
87
•
13% CAGR defense
bookings FY07-11
•
21% defense bookings
growth FY11
•
9% defense CAGR ending
backlog FY07-11
•
$98M Q1 FY12 defense
ending backlog

Defense revenue growth accelerating
Defense: 13% CAGR FY07-11; 14% revenue growth YoY
Note: Excludes $6M interco eliminations Note: FY07-10 figures adjusted for discontinued operations
ACS
Defense
$174 (74%)
ACS
Commercial
$50 (21%)
MFS
Defense
$11 (5%)
FY11 Revenue ($M, %)
111
130
145
158
179
89
60
44
42
50
0
50
100
150
200
250
FY07 FY08 FY09 FY10 FY11
Total Revenue ($M)
Defense Commercial
190
189
200
229
201
© 2011 Mercury Computer Systems, Inc. 59

Profitability restored and improving
Notes:
($41)M
($5)M
$8M
$17M
$25M
($1.78)
($0.21)
$ 0.35
$ 1.22
$ 0.71
$0.54
-50
-40
-30
-20
-10
0
10
20
30
FY07 FY08 FY09 FY10 FY11
Operating Income ($M) Earnings per Share, as reported Earnings per Share, FY10 at normalized tax rate
© 2011 Mercury Computer Systems, Inc. 60
•
FY07 figures are as reported in the Company’s fiscal 2007 form 10K and have not been restated for discontinued operations.
•
FY08 – FY11 figures are as reported in the Company’s fiscal 2011 form 10K.
•
FY10 Earnings per Share of $1.22 were positively influenced by the partial reversal of the valuation allowance against deferred tax assets and an effective
FY10 tax rate benefit of approximately 5%.
•
FY11 EPS includes the impact of 5.6M additional shares from our follow-on public stock offering on February 16, 2011.

© 2011 Mercury Computer Systems, Inc. 61
Adjusted EBITDA at pro forma target for FY11
Notes:
•
FY08–FY10 figures are as reported in the Company’s fiscal 2010 Form 10K. FY11 figures are reported in the Company’s earnings release on August 2, 2011.
• Adjusted EBITDA excludes interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring expense, impairment of long-lived assets, acquisition and other related expenses, and stock-based compensation costs.

© 2011 Mercury Computer Systems, Inc. 62
Generating healthy free cash flow from operations
•
Engineering and supply
chain transformation
–
Engineering methods
–
Investments in DFM
–
Operational efficiencies
–
Reduced lead times
–
Improved cost of quality
–
Outsourced manufacturing
Note:
•
  Free cash flow is defined as cash provided by operating activities less capital expenditures for property and equipment, which includes capitalized software development costs.
Efficient working capital
Platform supports growth

© 2011 Mercury Computer Systems, Inc. 63
Balance sheet poised for investment
Zero short and long term debt
• $35M Operating line of credit
(no drawdowns)
Other financing sources available:
•
$500M Shelf Registration
74
(30)
94
25 163
3 166
0
20
40
60
80
100
120
140
160
180
Q4'10 Ending LNX Acq, Net Stock Offering,
Net
FY11 Free Cash
Flow & Other
Q4'11 Ending Q1'12 Free Cash
Flow & Other
Q1'12 Ending
Cash and Marketable Securities ($M)

© 2011 Mercury Computer Systems, Inc. 64
Performing at target business model
•
Organic growth only
•
ACS : MFS revenue split
95% : 5% respectively
•
High mix, low volume
•
R&D delivering significant
added value and returns
•
Increased engineering
services and systems
integration
•
Services-led design wins lead
to long-term production
subsystem annuity revenues
(1)
(1) Other OPEX includes Amortization of Acquired Intangible Assets, Impairment of Goodwill and Long Lived Assets,
Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.
GAAP FY08 FY09 FY10 FY11
Target
Business
Model
Revenue 100% 100% 100% 100%
100%
Gross
Margin
58% 56% 56% 57%
54+%
SG&A and
Other OPEX
37% 29% 27% 26%
Low-mid
20’s
R&D 24% 22% 21% 19%
High
Teens
Operating
Income
(3%) 4% 9% 11%
Adj. EBITDA 12% 12% 15% 18%
17-18%
12-13%

© 2011 Mercury Computer Systems, Inc. 65
Q1 FY12 performance highlights
•
Classified program order of $12.7M received on 10/25/11
•
Total defense bookings of $60.9M up 47% vs Q1 FY11
•
Total defense revenue of $45M up 19%
•
Defense book-to-bill ratio of 1.35 compared to 1.09 Q1 FY11
•
Total defense backlog of $97.8M up 21%

Q2 FY12 guidance
Q2 FY11
Actual
Quarter Ending
December 31, 2011
Low High
Revenue $56 $67 $69
GAAP EPS (continuing) $0.22 $0.24 $0.27
Adj. EBITDA $10.7 $15.7 $17.0
Adj. EBITDA Adjustments
Net income (continuing) 5.2 7.4 8.2
Interest expense, net 0.0 0.0 0.0
Income tax expense 1.7 3.9 4.3
Depreciation 1.6 2.1 2.1
Amortization of acquired intangible assets 0.3 0.7 0.7
Acquisition costs and other related expenses 0.3 0.0 0.0
Fair value adjustments from purchase accounting 0.0 (0.1) (0.1)
Stock-based compensation cost 1.6 1.7 1.7
Adj. EBITDA $10.7 $15.7 $17.0
Notes:
•
Q2 FY11 income tax expense was impacted by research and development tax credits and the impact of a Section 199 Manufacturing deduction.
• For the whole of fiscal 2012 we currently expect a roughly high single-digit, low double-digit overall organic revenue growth rate, year-over-year. We currently expect our fiscal 2012 operating margin to be roughly in line with the low end of our current target business model range of 12% and our adjusted EBITDA as a percentage of revenue to come in roughly in line with the model’s high end of 18%. Due to the impact of the new shares issued in fiscal 2011, we currently expect EPS for fiscal 2012 to be approximately flat, year-over-year.
• Adjusted EBITDA excludes reconciling items which have no impact.
© 2011 Mercury Computer Systems, Inc. 66

H1 FY12 year-over-year comparison
Q1 actuals and midpoint of Q2 guidance
GAAP H1 FY11 H1 FY12 Delta
Revenue ($M) 108 117 8%
Gross Margin
(% Revenue)
58% 60% 200 bps
Operating Expenses  ($M) 51 55 4
Adj EBITDA ($M) 20 25 5
EPS $0.37 $0.35 ($0.02)
Average Shares (M) 23.7 30.2 6.5
Notes:
• H1 FY12 EPS includes the impact of 5.6M additional shares from our follow-on public stock offering on February 16, 2011.
• H1 FY11 tax rate provision of 30%, H1 FY12 tax rate 34%
© 2011 Mercury Computer Systems, Inc. 67

© 2011 Mercury Computer Systems, Inc. 68
FY12 guidance
•
Approximately 10% organic revenue growth
•
Approximately 47% / 53% revenue split H1 / H2
•
Gross margin approximately 57%
•
Operating margin approximately 12%
•
Adjusted EBITDA approximately 18%
•
Flat EPS due to impact of new shares issued in FY11

69
Guidance: Strong performance track record
Non-GAAP
GAAP
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
2008
Revenue
($M)
49.2 48 52.6 51 56.5 53.0-55.0 55.2 53.0-56.0
EPS ($)
0.09 (0.08) 0.04 (0.05) 0.04 (0.04)-0.00 0.01 (0.05)-0.01
2009
Revenue
($M)
49.1 47.0-49.0 50.7 47.0-49.0 50.6 48.0-50.0 48.4 46.0-48.0
EPS ($)
0.07 (0.07)-(0.03) 0.03 (0.05)-0.00 0.20 0.05-0.09 0.13 0.05-0.08
2010
Revenue
($M)
47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0 63.6 58.0-60.0
EPS ($)
0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11) 0.77 0.25-0.28
2011
Revenue
($M)
52.1 48.0-50.0 55.5 54.0-55.0 59.9 58.0-60.0 61.2 57.0-59.0
EPS ($)
0.16 0.03-0.06 0.22 0.10-0.12 0.20 0.16-0.18 0.14 0.11-0.13
2012
Revenue
($M)
49.1 54.0-56.0 67.0-69.0
EPS ($)
0.09 0.10-0.12 0.24-0.27
© 2011 Mercury Computer Systems, Inc.

70
•
Strong bookings growth and rebuilding backlog
•
Defense revenue growth accelerating
•
Profitability restored and improving
•
Generating healthy free cash flows from operations
•
Scalable working capital platform
•
Strong balance sheet with no debt
•
Performing at target business model
Financial summary
70
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc. 71
Agenda
•
Corporate Overview
•
Keynote:  General James E. Cartwright, USMC (Ret)
Former Vice Chairman, US Joint Chiefs of Staff
•
Coffee Break (15 min)
•
Advanced Computing Solutions (ACS)
•
Mercury Federal Systems (MFS)
•
Financial Review
•
Closing Remarks / Q&A

72
Positioned for growth in a changing industry
•
Focused on the right defense market segments
•
Well positioned on key programs and platforms
•
Capabilities help address today’s and tomorrow’s threats
•
Business model aligned with defense procurement reform
•
Outsourcing partner to the Primes for sensor subsystems
•
Strong defense revenue growth and improved profitability
•
Pursuing complementary acquisitions to accelerate growth
72
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc. Appendix

© 2011 Mercury Computer Systems, Inc. 74
Glossary
ACS Advanced Computing Solutions Group FMV Full Motion Video PED Processing, Exploitation and Dissemination
ADAS Advanced Distributed Aperture System FPGA Field Programmable Gate Array P-Win Probability of Win
AEGIS
Aegis Ballistic Missile Defense System
GPU
Graphics Processing Unit
QRC
Quick Reaction Capability
AESA Active Electronically Scanned Array
HUMINT Human Intelligence RF Radio Frequency
API
Application Programming Interface IEWS
Intelligence, Electronic Warfare and
Sensors
SABR
Scalable Agile Beam Radar
ASIP
Airborne Signals Intelligence Payload
IMINT
Imagery Intelligence
SAR
Synthetic Aperture Radar
BAMS
Broad Area Maritime Surveillance
INT
Intelligence
SEWIP
Surface Electronic Warfare Improvement Program
BMD Ballistic Missile Defense IP Intellectual Property SIGINT Signals Intelligence
C4 Command, Control, Communications,
Computers
JCREW Joint Counter Radio Controlled
Improvised Explosive Device Electronic
Warfare
SSEE Ships Signal Exploitation Equipment
C4ISR Command, Control, Communications,
Computers, Intelligence, Surveillance,
Reconnaissance
JSTARS Joint Surveillance and Target Attack
Radar System
SSI Services & Systems Integration Group
COMINT
Communications Intelligence
LRIP
Low-Rate Initial Production
SWaP
Size Weight and Power
COTS
Commercial off-the Shelf
LSRS
Littoral Surveillance Radar System
TCPED
Tasking, Collecting, Processing, Exploitation, and
Dissemination
DCAA
Defense Contract Audit Agency MASINT
Measurement and Signature
Intelligence
TRL
Technology Readiness Level
DFM
Design for Manufacturing MEADS
Medium Extended Air Defense System
UAE
United Arab Emirates
DRFM Digital Radio Frequency Memory
MFS Mercury Federal Systems UAS Unmanned Aircraft System
DSP
Digital Signal Processing MOVINT
Moving Intelligence
UAV
Unmanned Aerial Vehicle
EMD
Engineering and Manufacturing
Development
MRL
Manufacturing Readiness Level
UAE
United Arab Emirates
EO/IR
Electro-optical / Infrared
MTI
Moving Target Indicator
USGIF
US Geospatial Intelligence Foundation
EW Electronic Warfare OpenVPX System-level specification for VPX, initiated by Mercury
WAAS Wide area airborne surveillance
FMS
Foreign Military Sales
OS
Operating System
WAMI
Wide area motion imagery
FELCO Federated Embedded Intel-Server for
Collaborative Operations
OSINT Open Source Intelligence

© 2011 Mercury Computer Systems, Inc. 75
Adjusted EBITDA reconciliation
Years Ended June 30
(000'S) 2008 2009 2010 2011
Income (loss) from continuing operations
$          (4,437) $             7,909 $          28,069 $          18,507
Interest expense (income), net
(3,129) 492 (151) 45
Income tax expense (benefit)
3,710 109 (9,377) 8,060
Depreciation
7,372 5,640 5,147 6,364
Amortization of acquired intangible assets
5,146 2,414 1,710 1,984
Restructuring
4,454 1,712 231 —
Impairment of long-lived assets
561 — 211 150
Acquisition costs and other related expenses
— — — 412
Fair value adjustments from purchase accounting
— — — (219)
Stock-based compensation costs
8,848 4,582 4,016 5,580
Adjusted EBITDA
$          22,525 $          22,858 $          29,856 $          40,883

© 2011 Mercury Computer Systems, Inc. 76
Free cash flow reconciliation
Three Months
Ended
September 30 Years Ended June 30
2011 2007 2008 2009 2010 2011
Cash flows from operating activities
$           4,216 $       (10,313) $        13,726 $        11,199 $        15,708 $        31,474
Capital expenditures
(1,646) (8,109) (4,625) (4,126) (7,334) (8,825)
Free cash flow
$           2,570 $       (18,422) $           9,101 $           7,073 $           8,374 $        22,649